EXHIBIT 99.1

                    CERTIFICATION OF THE PRESIDENT

                 PURSUANT TO 18 U.S.C. SECTION 1350,

                        AS ADOPTED PURSUANT TO

            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, Ramon Chimelis, president, treasurer, and secretary, certify that the forgoing quarterly report on Form 10-QSB containing the financial statements set forth within fully comply with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and that information contained in the quarterly report presents fairly, in all material respects, the financial condition and results of operations of Big Sky Industries VIII, Inc.


Date: May 20, 2003                   /s/ Ramon Chimelis
                                     -----------------------------
                                     Ramon Chimelis
                                     President